Exhibit 23.1


                          INDEPENDENT AUDITOR'S CONSENT


We consent to the incorporation by reference in this Registration Statement of V Band Corporation on Form S-8 of our report dated December 19, 1995, appearing in the Annual Report on Form 10-K of V Band Corporation for the year ended October 31, 1995.



                                         /s/Delloite & Touche LLP
                                         ------------------------
                                            DELLOITE & TOUCHE LLP


Stamford, Connecticut
December 19, 1996